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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-15111, 333-34103, 333-61907, 333-93429,
333-37546, 333-61082 and 333-88614) of Advanced Digital Information Corporation of our report dated December 10, 2002 relating to the consolidated financial statements, which appears in this Annual Report on Form 10-K.

PricewaterhouseCoopers LLP
Seattle, Washington
January 28, 2003